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                                                                    Exhibit 23.2
                                                                    ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

         As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made part of this registration statement.

                               /s/ Arthur Andersen LLP

                               Arthur Andersen LLP

Boston, Massachusetts
October 14, 1998